UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                  April 1, 2003


                          INTERPLAY ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)

            Delaware                     0-24363                33-0102707
(State or other jurisdiction of     (Commission File          (IRS Employer
         incorporation)                  Number)            Identification No.)



         16815 Von Karman Avenue, Irvine, CA                        92606
       (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (949) 553-6655


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ITEM 7. - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          99.1 Press Release dated April 1, 2003, published by Interplay Entertainment Corp. (the "Company").

ITEM 9. - REGULATION FD DISCLOSURE

On April 1, 2003, the Company issued a press release regarding its financial results for the fourth quarter and year ended December 31, 2002. A copy of the press release is attached hereto as Exhibit 99.1.

The information provided in this Current Report on Form 8-K is being provided pursuant to Item 12 of Form 8-K. In accordance with General Instruction B.6 of Form 8-K, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INTERPLAY ENTERTAINMENT CORP.



April 7, 2003                            /s/ Herve Caen
                                         ---------------------------------------

                                         Herve Caen
                                         Chief Executive Officer


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                                  EXHIBIT INDEX


EXHIBIT NUMBER     DESCRIPTION
     99.1          Press Release dated April 1, 2003, published by the Company.


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